AXA PREMIER VIP TRUST

SUPPLEMENT DATED JUNE 24, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This Supplement updates certain information contained in the Prospectus dated May 1, 2009 of the AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Trust’s Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding the proposed reorganization of Multimanager Health Care Portfolio (“Health Care Portfolio”) of the Trust.

Information Regarding the Proposed Reorganization of the Health Care Portfolio

On June 17, 2009, the Board of Trustees of the Trust approved a form of Plan of Reorganization and Termination (“Reorganization Plan”), which must be approved by shareholders of the Health Care Portfolio of the Trust, and provides for the reorganization of the Health Care Portfolio into the Multimanager Aggressive Equity Portfolio, another investment portfolio of the Trust (the “Reorganization”).

A special shareholders meeting of the Health Care Portfolio is scheduled to be held on or about September 10, 2009 to vote on the Reorganization Plan. It is anticipated that, subject to shareholder approval, the Reorganization will be effective during the third quarter 2009. Until that time, however, you will be able to purchase, redeem and exchange shares in the Health Care Portfolio of the Trust (pending availability of the Health Care Portfolio in your insurance product) subject to the limitations described in the Trust’s Prospectus.

Additional information regarding the Reorganization will be provided to shareholders of Health Care Portfolio as part of proxy solicitation materials.